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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: August 10, 1999

                            CYTATION.COM INCORPORATED

              (Exact Name of Registrant as Specified in its Charter)


                                     NEW YORK
                  (State or Other Jurisdiction of Incorporation)


0-5388                                                    16-0961436
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification Number)

809 Aquidneck Avenue, Middletown, RI                      02842
(Address of Principal Executive Offices)                  (Zip Code)


                                   (800) 275-5895
               (Registrant's Telephone Number, Including Area Code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 10, 1999 Cytation.com Incorporated ("Cytation") acquired ECI, Inc. ("ECI"), an e-commerce company that supplies products and services to college-bound students, their parents and colleges.

     The acquisition was structured as a merger of ECI with and into Cytation's wholly-owned subsidiary CollegeLink.com Incorporated ("CollegeLink"). As consideration for the acquisition, each share of ECI Common Stock was converted into (a)1.2453 shares of Cytation Common Stock, (b) .5308 shares Cytation Series B Convertible Preferred Stock ("Series B Stock"), and (c) cash for any fraction of a share remaining after the conversion. Consequently, ECI's 48 stockholders of record received an aggregate of 550,809 shares of Cytation Common Stock, 234,771 shares of Series B Stock and $488.56 in cash. CollegeLink also assumed approximately $778,000 of ECI liabilities in connection with the merger and settled a claim against ECI in exchange for 108,196 shares of Cytation Common Stock and 45,000 shares of Series B Stock.

     Two principal stockholders of ECI have become managers of CollegeLink. ECI's former President, Thomas J. Burgess, serves as President of CollegeLink, and ECI's former Chief Executive Officer, Gerald A. Paxton, has been retained as a consultant.

     Cytation intends to continue to operate the business formerly owned by ECI through CollegeLink.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of business acquired.

     ECI, INC.

     All required financial statements will be filed by amendment pursuant to
Item 7(a)(4) within 60 days of the date on which this report is filed.

(b)  Pro Forma Financial Information

     All required pro forma financial information will be filed by amendment pursuant to Item 7(a)(4) within 60 days of the date on which this report is filed.


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INDEX TO EXHIBITS

EXHIBIT     NO      DESCRIPTION

 x          2.1     Articles of Merger between CollegeLink.com,
                    Incorporated and ECI, Inc., dated August 10, 1999;

 x          2.2     Certificate of Merger of CollegeLink.com Incorporated and
                    ECI, Inc., dated August 10, 1999

 x          2.3     Agreement and Plan of Merger by and among Cytation.com
                    Incorporated, CollegeLink.com Incorporate, ECI, Inc. and
                    Gerald A. Paxton, Thomas J. Burgess and Gerald A. Paxton, as Agent, dated June 18, 1999

 x          2.4     List of Schedules omitted from the Agreement and Plan of
                    Merger

 *          3.1     Articles of Incorporation of the Company;

 #          3.2     Designation of Rights and Preferences for the Company's
                    Series A Convertible Preferred Stock;

 *          3.3     Bylaws of the Company;

 x          3.4     Certificate of Amendment of Cytation.com Incorporated

 x          4.1     Please see Exhibits 3.1 through 3.4 for provisions of the
                    articles of incorporation and bylaws of the Company defining the rights of holders of the common stock of the company;


-----------------------

x    Filed herewith.

* Incorporated by reference from the Registrant's Annual Report on Form 10KSB (S.E.C. File No. 0-5388) filed December 31, 1998.

# Incorporated by reference from the Registrant's Form 8-K, Current Report, filed April 27, 1999.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CYTATION.COM INCORPORATED


                                             /s/ Kevin J. High

DATE: August 25, 1999                        By:     KEVIN J. HIGH
                                             Name:   Kevin J. High
                                             Title:  President